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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-47768 and No. 333-61336) of Charles River Laboratories International, Inc. of our report dated February 1, 2002, except as to Note 16 which is as of February 14, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 27, 2002